SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2001


                                 INTERLAND, INC.
               (Exact name of registrant as specified in charter)





         Minnesota                              000-17932                            41-1404301
(State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
        incorporation)


  303 Peachtree Center Avenue
           Suite 500                                                                   30303
          Atlanta, GA                                                                (Zip Code)
(Address of principal executive offices)



        Registrant's telephone number including area code: (404) 720-8301



                                       N/A
          (Former name or former address, if changed since last report)

     This amendment is being filed by the Registrant to correct Item 7(b) to reflect that the pro forma financial information will be incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          The required financial information of Interland-Georgia is hereby incorporated by reference to the Interland-Georgia Annual Report on Form 10-K for the period ended December 31, 2000, filed with the SEC on March 16, 2001 as amended on May 1, 2001 and the Interland-Georgia Current Report on Form 10-Q for the period ended March 31, 2001 filed with the SEC on May 15, 2001.

     (b)  Pro Forma Financial Information.

          The required pro forma financial statements reflecting the acquisition of all of the issued and outstanding capital stock, including stock options, of Interland-Georgia, is hereby incorporated by reference to the Registration Statement on Form S-4 of Micron Electronics, Inc. filed with the SEC on July 5, 2001 (File No. 333-61368).

     (c)  Exhibits.

          Exhibit Number         Description
          -------------          -----------

              2.01 Agreement and Plan of Merger, dated March 22, 2000, among Micron Electronics, Inc., Imagine Acquisition Corporation and Interland, Inc. (incorporated by reference to Exhibit 2.01 to the Micron Electronics, Inc. Current Report on Form 8-K filed on April 10, 2001).

              4.01(1)         Amendment to Restated Articles of Incorporation.

              4.02(1)         Amendment to Restated Bylaws.

              99.01(1)        Press   Release   issued  on  August  7,  2001  by
                              Interland, Inc.

        -------------------

         (1)  previously filed

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: September 23, 2002             INTERLAND, INC.




                                     By: /s/ David A. Buckel
                                     -------------------------------------------
                                         David A. Buckel
                                       Senior Vice President and
                                       Chief Financial Officer
                                       Principal Financial and Accounting Office




                                       3


1507485